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                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective as of December 23, 2003, by and among PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company ("Borrower"); PETROQUEST ENERGY, INC., a Delaware corporation ("Guarantor"); BANK ONE, NA, a national banking association, (individually as a lender and as agent, "Bank One").

                                R E C I T A L S:

         WHEREAS, Borrower, Guarantor, Bank One and Union Bank of California entered into an Amended and Restated Credit Agreement dated May 14, 2003 (which as the same may be amended from time to time is herein called the "Credit Agreement"), pursuant to which Borrower amended and restated a previously existing credit facility dated May 11, 2001; and

         WHEREAS, Union Bank of California has, by Assignment of even date herewith, assigned and conveyed to Bank One all of its interest in the Credit Agreement; and

         WHEREAS, Borrower, Guarantor and Bank One desire to amend the Credit Agreement as herein set forth.

         NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

                  (a) Definitions. Article I of the Credit Agreement is hereby amended by adding the following new defined terms and their definitions in proper alphabetical sequence as follows:

         "Acquisition Agreement" means that certain Purchase and Sale Agreement dated December 22, 2003, among Borrower, Guarantor, Carthage, and Addington, regarding the purchase by Borrower of Oil & Gas Properties in the Carthage Field located in Panola County, Texas."

         "Addington" means Addington Exploration, L.L.C., a Kentucky limited liability company"

         "Carthage" means Carthage, LLC, a Kentucky limited liability company"

                  (b)      Definitions. The following defined terms set forth in
         Article I of the Credit Agreement are hereby amended as follows:

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                           "Borrowing Base Reduction Amount" means (a) for each
                  month commencing March 1, 2004 until the next semi-annual Borrowing Base redetermination pursuant to Section 2.2.2, $1,000,000, and (b) for each month thereafter, such amount as designated by 100% of the Lenders from time to time in connection with each successive scheduled semi-annual Borrowing Base redetermination pursuant to Section 2.2.2 or successive unscheduled Borrowing Base redetermination pursuant to Section 2.2.3.; provided however, if the Required Lenders fail to timely designate a new Borrowing Base Reduction Amount, then the Borrowing Base Reduction Amount most recently in effect will continue in effect until the Required Lenders designate a new Borrowing Base Reduction Amount."

                           "Unutilized Availability" means an amount equal to
                  the sum of (i) the Borrowing Base in effect from time to time; and (ii) the amount available for borrowing by Borrower under the Subordinated Credit Agreement, minus the Aggregate Outstanding Debt."

         2. Amendments to the Credit Agreement. The Credit Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                  (a) Section 2.2.1 Borrowing Base, of the Credit Agreement is hereby amended by deleting the section in its entirety and substituting the following:

                           "2.2.1 During the period from the date of this Agreement to the date as of which the Borrowing Base is first redetermined pursuant to Section 2.2.2, the Borrowing Base shall be $20,200,000.00."

                  (b) A new Section 5.29 Acquisition Agreement is hereby added to the Credit Agreement as follows:

                  "5.29    Acquisition Agreement. The transactions contemplated
         by the Acquisition Agreement have or will close as contemplated therein and neither Borrower, Guarantor, Carthage nor Addington has waived nor shall waive, or in any way amend, without the prior consent of the Agent, the terms of the Acquisition Agreement, including any condition to the obligations to close as so set forth therein. A true, correct and complete copy of the Acquisition Agreement (including all exhibits, schedules and amendments thereto) has been delivered to Agent and a true, correct and complete copy of each document and instrument delivered at closing of the Acquisition will be delivered to the Agent on the closing date thereof. Neither Carthage nor Addington is in default under the Acquisition Agreement or any document or instrument to be delivered in connection with the Acquisition Agreement executed in connection therewith. The representations and warranties made by Carthage and/ or Addington in the Acquisition Agreement and any other document or instrument will be true and correct (except for changes expressly provided for therein or herein) on and as of the closing date as though made on and as of such date."

                           Section 6.31.4 to the Credit Agreement is hereby deleted in its entirety.

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                  (d)      Section 6.32 to the Credit Agreement is hereby
         amended to read as follows:

                           "6.32.   Subordinated Indebtedness. The Borrower will
                  promptly provide the Agent with copies of all documentation, notices and reports provided by or on behalf of the Borrower, Guarantor or any Subsidiary to the Subordinated Lenders. On or before the tenth (10th) day of each calendar month, the Borrower shall deliver to the Agent a certificate, executed by an Authorized Officer of the Borrower, setting forth the outstanding balance of the Subordinated Indebtedness as of the last day of the preceding month. The Borrower will not, and will not permit the Guarantor or any Subsidiary to, make any
                  (i) payments on the principal amount of any Subordinated Indebtedness; (ii) payments of interest on the Subordinated Indebtedness after the occurrence of a Unmatured Default or a Default; (iii) amendment or modification to the Subordinated Credit Agreement or any other agreement evidencing or governing any Subordinated Indebtedness without the prior written consent of the Agent; or (iv) directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any portion of the Subordinated Indebtedness without the prior written consent of the Agent."

         3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective when, and only when, the Agent and Lenders shall have received counterparts of this Amendment executed by Borrower and Guarantor and Section 2 hereof shall become effective when, and only when, the Agent and Lenders shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender (which date shall be the same for all such documents), in form and substance satisfactory to the Lender:

                  (a) Counterparts of this Amendment duly executed by Borrower, Guarantor and Lenders;

                  (b) A copy of the resolutions approving this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Managers of Borrower, accompanied by a certificate of the duly authorized Secretary of Borrower, that such copy is a true and correct copy of the resolutions duly adopted by the Managers of Borrower, and that such resolutions constitute all the resolutions adopted with respect to such transactions, and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

                  (c) A copy of the resolutions approving this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Board of Directors of Guarantor, accompanied by a certificate of the duly authorized Secretary of Guarantor, that such copy is a true and correct copy of the resolutions duly adopted by the Board of Directors of Guarantor, and that such resolutions constitute all the resolutions adopted with respect to such transactions, and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

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                  (d)      A certificate, executed by an Authorized Officer of
         Borrower and Guarantor, stating that attached thereto is a true, correct and complete copy of a fully executed counterpart of the Acquisition Agreement, all exhibits and schedules thereto and all other documents and instruments executed and delivered in connection therewith. Additionally, the Acquisition Agreement shall expressly permit the direct or indirect assignment (collateral or otherwise) to the Lenders of all of the rights, but none of the obligations of Borrower, as a purchaser, under the Acquisition Agreement;

                  (e) Mortgages, executed by the Borrower, in a form satisfactory to the Agent, the Lenders and their counsel with respect to the Properties purchased by Borrower pursuant to the Acquisition Agreement and described therein, which are part of the Collateral, and such other agreements, documents and instruments as may be necessary and appropriate, in form and substance satisfactory to the Agent and the Lenders, executed and delivered by the Borrower, as mortgagor or assignor, in favor of the Agent, ratably for the benefit of the Lenders, in order to create and perfect the Lender Liens in and to all Collateral described therein;

                  (f) There shall not have been, in the sole judgment of Lenders, any material adverse change in the financial condition, business or operations of Borrower or Guarantor;

                  (g) Payment by Borrower of the fees and expenses of counsel to Lenders in connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby;

                  (h) The legal opinion of counsel to Borrower and Guarantor, in form and substance satisfactory to the Agent and its counsel;

                  (i) ISDA documents entered into between Borrower and any of the Lenders evidencing Rate Management Transactions with respect to the Oil and Gas Properties of the Borrower and Guarantor, with confirmations of the transactions thereunder providing satisfactory hedging of natural gas sales in amounts and at prices satisfactory to the Lenders from the date hereof through December, 2005;

                  (j) The execution and delivery of such additional documents and instruments which the Agent and its counsel may deem necessary to effectuate this Amendment or any document executed and delivered to Lenders in connection herewith or therewith.

         4. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Borrower and Guarantor are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower and Guarantor, as the case may be, enforceable against such party in accordance

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         with its terms. This Amendment does not violate any provisions of the
         Articles of Organization or limited liability agreement of Borrower, the Certificate of Incorporation or By-Laws of Guarantor, or any contract, agreement, law or regulation to which either Borrower or Guarantor is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state;

                  (b) After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true, correct and complete on and as of the date hereof as though made on and as of the date hereof;

                  (c) After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default or Unmatured Default; and

                  (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

         5.       Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of Section 2 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended above, the Credit Agreement and the Note(s), and all other instruments securing or guaranteeing Borrower's obligations to Lenders, including the Collateral Documents, as amended (collectively, the "Security Instruments") shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower and Guarantor under the Credit Agreement and the Note(s), as amended hereby, and under the other Security Instruments.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Instruments, nor constitute a waiver of any provision of any of the Security Instruments.

         6. Waiver. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lenders to enter into this Amendment, Borrower and Guarantor each warrants and represents to Lenders that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lenders or any defense to

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(i) the payment of any obligations and indebtedness under the Note(s) and/or the
Security Instruments, or (ii) the performance of any of its obligations with respect to the Note(s) and/or the Security Instruments, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lenders and any defenses to its payment and performance obligations in respect to the Note(s) and the Security Instruments.

         7. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such fees.

         8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         10. Final Agreement. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                "BORROWER"

                                PETROQUEST ENERGY, L.L.C.

                                By: /s/ Michael O. Aldridge
                                    --------------------------------------------
                                    Michael O. Aldridge, Chief Financial Officer

                                "GUARANTOR"

                                PETROQUEST ENERGY, INC.

                                By: /s/ Michael O. Aldridge
                                    --------------------------------------------
                                    Michael O. Aldridge, Chief Financial Officer

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                                "LENDERS"

                                BANK ONE, NA,
                                As the Agent, a Lender and LC Issuer

                                By: /s/ Charles Kingswell-Smith
                                    --------------------------------------------
                                    Charles Kingswell-Smith
                                    Director